UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Institutional Emerging Markets Bond Fund	December 31, 2010

Highlights

• International bonds generated good overall returns in 2010 as developed markets climbed nicely and emerging markets capped a second consecutive year of strong gains.

• The Institutional International Bond Fund overcame weakness in the first half of the year and climbed 9.73% for the six months ended December 31, 2010, lifting annual returns to 5.19% and outperforming its Barclays benchmark for the year.

• The Institutional Emerging Markets Bond Fund rose 8.53% for the year’s closing six months and generated a 14.23% return for the full year, outpacing the JPMorgan Emerging Markets Bond Index Global Diversified over both periods.

• Healthy fiscal positions and solid economic growth should continue to lure investors to emerging markets bonds as the world’s developed markets struggle with burdensome debt issues and sluggish growth.

• Global bonds continue to offer investors an expanded opportunity set and diversification away from the U.S. dollar.

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Foreign Bond Funds

Dear Investor

International bonds generated good overall returns in 2010, although results varied widely between regions and markets. Ongoing debt problems weighed heavily on peripheral European markets such as Portugal, Ireland, and Spain, but core markets in Germany and France fared markedly better. Emerging markets debt recorded double-digit gains as relatively healthy fiscal positions, sound monetary policies, and better economic growth rates lured investors and drove record capital inflows. Strong performance for the Institutional International Bond Fund in the second half of the year overcame weakness in the first half and lifted annual returns into positive territory, while the Institutional Emerging Markets Bond Fund posted its second consecutive year of outstanding returns.

Market Environment

U.S. bonds produced good returns in 2010, despite some weakness in the last few months of the year. Treasury yields declined and prices climbed for much of the year as a sluggish economy, low inflation, and the European debt crisis spurred investor interest in U.S. government securities. Signs of economic improvement and expectations for stronger growth in 2011, coupled with concerns over growing fiscal deficits, caused longer-term Treasury yields to rise sharply in the final months of the year despite November’s announcement of a second round of quantitative easing by the Federal Reserve. Long-term U.S. Treasuries, high yield, and investment-grade corporate bonds performed very well for the full year, while shorter-term Treasuries and mortgage-backed securities posted more modest gains.

Non-U.S. bond returns were positive overall in 2010, though weakness in the final months of the year eroded earlier gains. Ongoing problems with burdensome government debt weighed on European bonds, particularly among peripheral markets struggling with rating downgrades, funding difficulties, and sluggish growth. Core euro zone markets such as Germany and France performed markedly better for the year. Japanese government bonds generated modest gains for the year. A sluggish recovery, low inflation, and strong demand from domestic insurers drove performance through the first eight months but ebbed in the closing quarter. With exports and company profits under continued threat from a stronger yen, Japanese gross domestic product was expected to contract over the fourth quarter of 2010. With the exception of the euro and the U.K. pound, the dollar depreciated against most major currencies, boosting returns for U.S. investors.

Emerging markets debt generated good returns for the 6- and 12-month periods, despite giving ground in the fourth quarter. Investors showed strong interest in the asset class as a whole, with record-high inflows of $75 billion for the year. The inflows were so strong that several countries implemented capital controls to stem currency appreciation, including taxes on foreign investment and dollar purchase programs. Frontier and more volatile markets outperformed the index for the year, with Latin American markets such as Argentina and Venezuela enjoying outsized returns. Some Eastern European countries, notably Hungary and Croatia, lagged amid broad concerns about European sovereign debt.

Institutional International Bond Fund

The Institutional International Bond Fund returned 9.73% for the six months ended December 31, 2010, modestly outpacing the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index. The strong second-half results lifted the fund into positive territory for the year as it recorded an annual gain of 5.19% versus a 4.95% return for the Barclays index. Currency selection and an allocation to sub-investment-grade European high yield and emerging markets corporate bonds helped the fund’s performance versus the Barclays index. Our decision to have less exposure to the U.S. Treasury market over the first eight months of the year detracted from returns as Treasuries performed well. An underweight duration allocation to core European markets, Japanese government bonds, and select Southeast Asian countries detracted from relative returns for the year given strong local market performance. Although the U.S. dollar swung up and down versus its major counterparts, it finished the year on a weaker note versus most of its peers, supporting the fund’s absolute performance, particularly over the latter half of the year.

Active currency selection provided a substantial boost to returns for the year. Overweight positions in the Swedish krona, Norwegian krone, and Swiss franc versus the euro were particularly beneficial as Europe’s sovereign debt concerns continued to weigh on the common currency. Increased risk appetite and record-high foreign investments benefited our positions in the Mexican peso, some Asian currencies (Indian rupee, Korean won, Chinese renminbi, and Malaysian ringgit), and Eastern European currencies such as the Russian ruble and Polish zloty. An underweight position in the Japanese yen detracted. We continue to see attractive opportunities in the currency markets supported by strong growth in these regions. We maintain overweight allocations to select Asian and emerging markets currencies, which should benefit from tighter monetary policies designed to fight inflation. We continue to look for opportunities to diversify away from the euro and the yen due to sovereign credit concerns and rich valuations, respectively.

Country selection and duration positioning weighed on the fund’s relative performance for the year. Underweight duration positions to strong-performing developed markets in the U.S., core euro zone (Germany and France), Japan, and select Southeast Asian markets (Taiwan, South Korea, and Malaysia) were a drag on performance over the first eight months of the year. Good results from our Brazilian, South Korean, and Mexican government bonds denominated in local currencies offset some of the losses. We are maintaining a modest overall underweight duration, with the view that yields in the major government bond markets continue to be expensive.

We favor Mexican and Brazilian bonds and a broad allocation to investment-grade emerging market government bonds. We are underweight in peripheral euro zone government bond markets as they struggle with ongoing debt problems and ratings downgrades, and we have no allocation to vulnerable markets in Portugal and Ireland.

Sector and security selection were modestly positive for the year. An underweight allocation to European securitized and government-related bonds boosted relative returns as debt concerns and sluggish economic growth weighed on investor sentiment. Our investment-grade emerging market government bonds and quasi-sovereign bonds denominated in U.S. dollars also helped our performance versus the benchmark, but an underweight position in Japanese investment-grade corporate debt detracted. Volatile market conditions affected our overweight position in European corporate bonds, which ended the year with a neutral impact on the fund’s performance. We still favor European corporate debt over alternative credit assets such as government-related or securitized bonds.

Our sub-investment-grade debt generated positive results. A renewed investor appetite for risk in the wake of the global economic recovery, good fundamentals, and strong corporate balance sheets benefited our European high yield and emerging market corporate bonds denominated in U.S. dollars. We increased these positions gradually over the course of the year and believe these sectors will continue to outperform.

Institutional Emerging Markets Bond Fund

The Institutional Emerging Markets Bond Fund gained 8.53% during the six months ended December 31, 2010, and 14.23% for the year, outpacing the JPMorgan Emerging Markets Bond Index Global Diversified by a comfortable margin over both periods. Increased risk appetite in the wake of the global economic recovery and better growth prospects relative to the world’s developed markets drove strong investor inflows to emerging markets bonds. The fund’s positive performance versus the JPMorgan index was primarily due to our corporate and quasi-sovereign bonds, which offer attractive yields relative to sovereign debt, and an underweight allocation to Asian markets such as China and Malaysia, which underperformed during the period. Our exposure to Eastern Europe detracted from relative returns as investors feared that the sovereign debt crisis in developed Europe could spread to neighboring countries.

Among corporate and quasi-sovereign bonds, our positions in higher-yielding Brazilian corporations such as BR Properties and Minerva were top contributors to relative performance for the year. Strong demand in Brazil’s commercial real estate market boosted BR Properties, which had seen decreasing vacancy rates for the past five years and currently enjoys a very low rate of 1.9%. Minerva, Brazil’s third-largest beef producer, should continue to benefit from both a local and global increase in beef demand as increasingly wealthy consumers around the world adopt higher-protein diets.

We remain focused on companies that stand to benefit from growing domestic demand from the emerging markets consumer, particularly in Brazil, Russia, China, India, and Mexico. As an illustration, we participated in a new issue from Axis Bank, the third-largest private sector bank in India. Indian banks tend to have strong balance sheets, and low credit penetration in the region provides ample room to grow as the domestic consumer base strengthens. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We are also looking closely at companies that can benefit from favorable ratings trends at the sovereign level. Corporate bond ratings are often influenced by the home country’s government bond ratings based on the premise that the sovereign is the lender of last resort. Fundamentally solid companies that are currently constrained by this tendency may receive a rating upgrade if the sovereign rating is upgraded. For example, economic improvement and market-friendly policies could result in ratings upgrades for Argentine government debt in 2011. We recognized this as an opportunity and participated in a new issue from Aeropuertos Argentina 2000, a company that manages 33 of the country’s 54 airports and accounts for over 90% of the country’s passengers. Given the firm’s monopoly position and already strong credit profile, a ratings upgrade of Argentina’s sovereign debt could significantly benefit Aeropuertos.

We increased our allocation to debt denominated in local currencies, with the bulk of our exposure in Brazil and Mexico. There is a risk that inflationary concerns will pressure local Brazilian interest rates upward over the near term, and we recently have rotated some of our exposure into Brazilian inflation-linked bonds. In Mexico, our peso-denominated bonds benefited from benign inflation expectations and an improving economic backdrop.

From a regional perspective, the Middle East and Africa region remains an area of focus for the fund, with emphasis on frontier markets such as Iraq, Ghana, and Gabon. We also hold a meaningful corporate debt exposure in the region, including our position in DP World, a global port operator domiciled in the United Arab Emirates. The company boasts good credit strength and a manageable debt maturity profile and holds strategic importance to Dubai given its global export capabilities.

We maintained an underweight in Asian sovereign debt, mostly on the grounds of rich valuations. However, we have a substantive holding in Agile Properties, one of the leading property developers in China. Agile Properties has limited exposure to higher-profile Chinese cities that have experienced significant home price appreciation and face higher risk of future price corrections. The company has solid credit fundamentals, generates healthy gross margins, and benefits from increasing urbanization and high income growth in China.

Outlook

In the U.S., December’s extension of the Bush tax cuts should add approximately 0.5% to gross domestic product (GDP) in 2011, lifting annual GDP growth to approximately 3.5%. Although additional stimulus measures could boost growth rates further, the long-term outlook is uncertain as fiscal deterioration at the state and federal levels remains unaddressed. Given the delicate balance between maintaining growth and checking inflation, expectations for Fed interest rate hikes have moved forward to the end of 2011. As a result, shorter-dated U.S. Treasuries have little room to rally, while longer-dated Treasuries are vulnerable to the structural problems related to the deficit.

In non-U.S. developed markets, currently low yields suggest a limited scope for the price of core euro zone government debt to increase. With weak demand likely to dampen core inflation, we expect the European Central Bank to increase interest rates by 0.25% in 2011. We are underweight in certain peripheral euro zone debt markets, such as Spain, Portugal, and Ireland, in light of their acute fiscal challenges. Over the longer term, we believe core euro zone government bond yields will trade moderately higher given their rich valuations. A disappointing near-term economic outlook and an appreciating yen present significant challenges for policymakers in export-oriented Japan. Although fiscal stimulus should support domestic demand, a weak labor market will likely prevent a significant recovery in consumer demand. Fiscal issues within developed markets should continue to weigh on government bonds over the long term, with policymakers more likely to achieve fiscal stabilization rather than meaningful deficit reduction.

We believe that strong capital inflows will continue to support emerging markets debt, although the outsized returns of the past two years are unlikely to be repeated. Fiscal stability and favorable ratings trends relative to developed markets are likely to spur significant investment growth over the coming years. However, downside risks remain. We are monitoring the effect of rising food and textile prices on emerging economies, as well as policy responses to inflationary pressures. Fiscal issues in developed markets present their own set of challenges. We expect high debt in developed Europe to be one of the main determinants of investors’ risk appetite—and ultimately, credit spreads for emerging market debt—throughout 2011. Rising U.S. Treasury yields also pose a meaningful risk to emerging markets debt in 2011. On the whole, however, we continue to believe that growth prospects in emerging markets—particularly in smaller frontier markets that offer a yield advantage—are better than those in developed markets. We also favor corporate bonds over sovereign debt, with a focus on companies that stand to benefit from increasing domestic demand in countries such as Brazil, Mexico, and China.

Effective security selection will become increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on professional collaboration within and across departments, gives our portfolio managers a critical edge in evaluating investment opportunities and risks in the global bond market.

Effective security selection will become increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on professional collaboration within and across departments, gives our portfolio managers a critical edge in evaluating investment opportunities and risks in the global bond market.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and
chairman of the Institutional International Bond Fund’s
Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the
Institutional Emerging Markets Bond Fund

January 27, 2011

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

Risk of International Bond Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: An unmanaged index that tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

JPMorgan Emerging Markets Bond Index Global Diversified: Tracks U.S. dollar-denominated government bonds of 31 foreign countries and caps the weight of constituent countries at 10% of the index.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Foreign Bond Funds

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Bond Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2010

Forward Currency Exchange Contracts
(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays Capital	2/18/11	MXN	15,200	USD	1,212	14
Barclays Capital	2/18/11	USD	1,290	TRY	1,890	73
Barclays Capital	3/10/11	ZMK	1,500,000	USD	299	10
Barclays Capital	7/7/11	CNY	5,950	USD	910	(6)
Citigroup Global Markets	2/18/11	TRY	365	USD	241	(6)
Citigroup Global Markets	2/18/11	USD	1,860	BRL	3,280	(96)
Credit Suisse First Boston	2/2/11	COP	3,658,842	USD	2,014	(94)
Credit Suisse First Boston	2/2/11	USD	1,980	COP	3,658,842	61
Credit Suisse First Boston	2/15/11	CLP	142,397	USD	295	8
Credit Suisse First Boston	2/18/11	USD	2,027	ZAR	14,500	(160)
Credit Suisse First Boston	7/7/11	CNY	12,505	USD	1,897	3
Goldman Sachs	2/18/11	USD	1,893	MXN	23,613	(13)
JPMorgan Chase Bank	2/18/11	USD	1,777	TRY	2,795	(23)
Kleinwort Benson	2/18/11	USD	2,038	MXN	25,418	(14)
Morgan Stanley	2/2/11	USD	898	BRL	1,535	(21)
Morgan Stanley	2/18/11	USD	6,280	BRL	10,990	(273)
Morgan Stanley	2/18/11	USD	1,402	EUR	1,042	10
Morgan Stanley	3/23/11	RUB	24,205	USD	775	12
Standard Chartered Bank	7/7/11	CNY	6,500	USD	976	12
Net unrealized gain (loss) on open forward currency exchange contracts						$ (503)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.27%	¤	¤	$ 15	$ 4,167	$ 9,642
Totals			$ 15	$ 4,167	$ 9,642

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 4,167
Dividend income	15
Interest income	–
Investment income	$ 15
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2010
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $169,581)	$	185,149
Interest receivable		3,630
Foreign currency (cost $831)		841
Unrealized gain on forward currency exchange contracts		203
Receivable for shares sold		157
Unrealized gain on swaps		41
Other assets		23
Total assets		190,044
Liabilities		
Unrealized loss on forward currency exchange contracts		706
Due to affiliates		113
Payable for shares redeemed		102
Payable for investment securities purchased		42
Swap premiums received		40
Other liabilities		63
Total liabilities		1,066
NET ASSETS	**$**	**188,978**
Net Assets Consist of:		
Accumulated undistributed net realized gain	$	2,747
Net unrealized gain		15,132
Paid-in capital applicable to 19,715,587 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		171,099
NET ASSETS	**$**	**188,978**
NET ASSET VALUE PER SHARE	**$**	**9.59**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Bond Fund
($000s)

Year Ended 12/31/10
Investment Income (Loss)	
Income	
Interest	$ 14,477
Dividend	15
Other	50
Total income	14,542
Investment management and administrative expense	1,304
Net investment income	13,238
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	10,922
Futures	(5)
Swaps	77
Foreign currency transactions	(1,112)
Net realized gain	9,882
Change in net unrealized gain (loss)	
Securities	1,688
Swaps	41
Other assets and liabilities denominated in foreign currencies	(338)
Change in net unrealized gain	1,391
Net realized and unrealized gain	11,273
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 24,511**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2010

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on November 30, 2006. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 5% and 13% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. At its election, the fund may also hold additional U.S. dollars and foreign currencies in an account with the broker to settle future variation margin obligations. All cash and currencies held by the broker for initial margin or future settlements are reflected as deposits on futures contracts on the accompanying Statement of Assets and Liabilities. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin, if any. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the fund’s initial investment.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration and credit exposure. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of December 31, 2010, the notional amount of protection sold by the fund totaled $1,000,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2010, approximately 92% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At December 31, 2010, approximately 54% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2010, securities valued at $62,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of December 31, 2010, no collateral was pledged by counterparties to the fund.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $112,310,000 and $101,220,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010, and December 31, 2009, were characterized for tax purposes as follows:

At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of unrealized gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $659,000 of capital loss carryforwards. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2010, approximately 78% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of December 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,152,874 shares of the fund, representing 6% of the fund’s net assets.

NOTE 7 - SUBSEQUENT EVENT

Effective at the close of business on December 31, 2010, T. Rowe Price International, Inc. (Price International) was merged into its parent company, Price Associates. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization is designed to simplify Price Group’s corporate structure related to its international business and is intended to result in no material changes in the nature, quality, level or cost of services provided to the T. Rowe Price funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Emerging Markets Bond Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

Tax Information (Unaudited) for the Tax Year Ended 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $1,146,000 from short-term capital gains

• $5,167,000 from long-term capital gains, subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Year Elected*	During the Past Five Years

William R. Brody (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
2009	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, NLV Financial Corporation (2004 to 2005)
2006

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to
1991	present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares
(2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1989

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004
to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder
2001	and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
2009	Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Price Portfolios Overseen]	During the Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [128]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Director and Chief Executive Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [73]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional
International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Christopher D. Alderson (1962)	Director and President-International Equity, T. Rowe Price International; Director and Vice President, Price Hong
President	Kong and Price Singapore; Vice President, T. Rowe Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price International
Vice President

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price
Executive Vice President	Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Analyst, Soros Fund Management (to 2006)
Vice President

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and
Chief Compliance Officer	T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly Partner,
Treasurer	PricewaterhouseCoopers, LLP (to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Randal Spero Jenneke, 1971	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Senior Portfolio Manager,
Vice President	Australian Equities (to 2010) and Head of Research, Australian Equities (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
Secretary

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.
Vice President

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Research Analyst and Co-portfolio Manager,
Vice President	Taurus Asset Management (to 2006), and Onex Public Markets Group (to 2006)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe Price Group, Inc.
Vice President

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price
Executive Vice President	Trust Company

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Trust Company, and T. Rowe
Vice President	Price Services, Inc.; Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price Retirement Plan Services, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Analyst, F&C Asset
Vice President	Management (London) (to 2006)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe
Vice President	Price Services, Inc.; Assistant Treasurer, T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Vice President

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Executive Vice President

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011